Exhibit 2

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          TIERS<service-mark> ASSET-BACKED SECURITIES,

             SERIES CHAMT TRUST 1997-7 SUPPLEMENT



                           BETWEEN



                 STRUCTURED PRODUCTS CORP.,
                        AS DEPOSITOR



                             AND



          DELAWARE TRUST CAPITAL MANAGEMENT, INC.,
                         AS TRUSTEE



             FLOATING RATE CERTIFICATES, CLASS B


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
          TIERS<service-mark> ASSET-BACKED SECURITIES, SERIES CHAMT Trust 1997-7 SUPPLEMENT dated as of September 15, 1997 (this "Series Supplement") between STRUCTURED PRODUCTS CORP., a Delaware corporation, as depositor (the "Depositor"), and DELAWARE TRUST CAPITAL MANAGEMENT, INC., as trustee (the "Trustee").


                       PRELIMINARY STATEMENT

          Pursuant to the Base Trust Agreement dated as of September 15, 1997 the "Agreement"), among the Depositor and the Trustee, such parties may at any time and from time to time enter into a series supplement supplemental to the Agreement for the purpose of creating a trust. Section
5.13 of the Agreement provides that the Depositor may at any time and from time to time direct the Trustee to authenticate and deliver, on behalf of any such trust, a new Series of trust certificates. Each trust certificate of such new Series of trust certificates will represent a fractional undivided beneficial interest in such trust. Certain terms and conditions applicable to each such Series are to be set forth in the related series supplement to the Agreement.

          Pursuant to this Series Supplement, the Depositor and the Trustee shall create and establish a new Series of trust certificates to be issued thereby, which certificates shall be known as the Series CHAMT Trust 1997-7 Floating Rate Certificates, Class B (the "Certificates"), and the Depositor and the Trustee shall herein specify certain terms and conditions in respect thereof.

          The Certificates shall be Floating Rate Certificates issued in one Class.

          On behalf of and pursuant to the authorizing resolutions of the Board of Directors of the Depositor, an authorized officer of the depositor has authorized the execution, authentication and delivery of the Certificates, and has authorized the Agreement and this Series Supplement in accordance with the terms of Section 5.13 of the Agreement.

          SECTION 1. CERTAIN DEFINED TERMS. (a) All terms used in this Series Supplement that are defined in the Agreement, either directly or by reference therein, have the meanings assigned to such terms therein, except to the extent such terms are defined or modified in this Series Supplement or the context requires otherwise. The Agreement also contains rules as to usage which shall be applicable thereto.

          (b) Pursuant to Article I of the Agreement, the meaning of certain defined terms used in the Agreement shall, when applied to the trust certificates of a particular Series, be as defined in Article I but with such additional provisions and modifications as are specified in the related series supplement. With respect to the Certificates, the following definitions shall apply:

          "ACCELERATION EVENT": The acceleration of the maturity of the Notes upon an Indenture Default.

          "ADMINISTRATOR":   Each  of  First  Trust  of New York,  National
Association and the Depositor.

          "ADMINISTRATION AGREEMENTS": With respect to the Certificates and the Notes, (i) the Administration Agreement dated as of September 15, 1997 among the Trust, the Trustee, the Indenture Trustee and the Administrator and (ii) the Administration Agreement dated as of September 15, 1997 among the Trust, the Owner Trustee and the Depositor.

          "AGGREGATE CERTIFICATE PRINCIPAL BALANCE": The Aggregate Certificate Principal Balance of the Certificates as of any date of determination shall be equal to the aggregate original principal amount of the Certificates multiplied by the then Certificate Current Factor.

          "ALLOCABLE CHARGE-OFF AMOUNT": With respect to the Certificates, for any Distribution Date, as defined in the Indenture.

          "AVAILABLE FUNDS":   For any Distribution Date, as defined in the
Indenture.

          "BASIC DOCUMENTS": With respect to the Series of Certificates established hereunder, the Indenture, the Trust Agreement, this Series Supplement, the Administration Agreement, and the Swap Agreement .

          "BUSINESS DAY": Any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York, London, England and Wilmington, Delaware are authorized or obligated by law, executive order or governmental decree to be closed.

          "CERTIFICATE  CURRENT  FACTOR":   Is a number (carried  to  eight
decimal places) that represents the portion of the aggregate original principal amount of the Certificates then outstanding.

          "CERTIFICATE NOTIONAL AMOUNT": With respect to the Certificates, for any Distribution Date, the aggregate Certificate Principal Balance for all Certificates, less the Allocable Charge-Off Amount. The Certificate Notional Amount shall never be less than zero.

          "CERTIFICATE  PRINCIPAL  BALANCE":   For  any  Certificate,   the
denomination of such Certificate multiplied by the then Certificate Current Factor.

          "CLOSING DATE":  September 15, 1997.

          "COLLECTION ACCOUNT" means the account by that name established pursuant to the Indenture.

          "CORPORATE TRUST OFFICE": Delaware Trust Capital Management, Inc., 900 Market Street, 2nd Floor, Wilmington, Delaware 19801, or such other trust office as the Trustee shall designate in writing to the Depositor and the Certificateholders.

          "CUT-OFF DATE":  September 15, 1997.

          "DEFERRED INTEREST AMOUNTS": For any Distribution Date, and with respect to the Notes or the Certificates, any interest due thereon on a prior Distribution Date which remains unpaid.

          "DEPOSITARY":  The Depository Trust Company.

          "DEPOSITED  ASSETS":    (i)   the  Term  Assets,  (ii)  the  Swap
Agreement, (iii) Eligible Investments and (iv) all earnings on and proceeds of the foregoing.

          "DEPOSITED ASSETS SCHEDULE": means Schedule A attached hereto and made a part hereof.

          "DISTRIBUTION DATE": Monthly, on the 15th day of each month (or, if any such day is not a Business Day, then on the next succeeding Business
Day) commencing October 15, 1997.

          "INDENTURE":   means  the Series Trust Indenture dated  September
15, 1997 under which the Series CHAMT 1997-7 Fixed Rate Notes, Class A were issued.

          "INDENTURE DEFAULT": An Event of Default under and as defined in the Indenture.

          "INDENTURE TRUSTEE": means First Trust of New York, National Association and any successor thereto under the Indenture.

          "INTEREST ACCRUAL PERIOD": means with respect to any Distribution Date, the date from and including the immediately preceding Distribution Date (or, in the case of the first Interest Accrual Period, from and including the Closing Date) to but excluding the current Distribution Date.

          "LIBOR": For each Interest Accrual Period, a rate determined as follows:

          (i) On the second London Business Day before the beginning of each Interest Accrual Period (the "Interest Determination Date") the Depositor or its designee (either such, the "Calculation Agent") will determine the offered rate for one-month U.S. Dollar deposits as of 11:00 a.m. (London time) on the applicable Interest Determination Date. Such offered rate will be that which appears on the display designated as Telerate Page 3750 on the Dow Jones Telerate Service (or such other page or service as may replace it for the purpose of displaying London interbank offered rates of major banks for U.S. Dollar deposits).

          (ii) If for any reason the relevant page is unavailable or such offered rate does not appear, the rate for such period will be determined on the basis of the rates at which deposits in U.S. Dollar amounts are offered by four major banks in the London interbank market selected by the Calculation Agent (the "Reference Banks") at approximately 11:00 a.m. (London time) on the Interest Determination Date to prime banks in the London interbank market for a period of one month commencing on the first day of the relevant Interest Accrual Period. The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided the rate for such Interest Accrual Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Accrual Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Calculation Agent, at approximately 11:00 a.m. (New York City time) on the first day of the relevant Interest Accrual Period for loans in U.S. Dollars to leading European banks for a period of one month commencing on that date.

         "LONDON BUSINESS DAY": Any day (other than a Saturday or Sunday or a day on which banking institutions in London are authorized or obligated by law or executive order to close) on which dealings in deposits in U.S. Dollars are transacted in the London interbank market and commercial banks and foreign exchange markets settle payments in U.S. Dollars in London.

          "MONTHLY AMORTIZATION RATE": means, for any month, the rate set forth in the Prepayment Calculation Table that corresponds to the PSA Index Rate for such month.

          "MONTHLY PREPAYMENT AMOUNT": For any Distribution Date with respect to the Certificates, an amount equal to the Certificate Notional Amount on such Payment Date (before giving effect to any distributions on such date) multiplied by the Monthly Amortization Rate that corresponds to the PSA Index Rate for the month in which such Distribution Date occurs.

          "NOTE": The Series CHAMT 1997-7 Fixed Rate Notes, Class A issued pursuant to the Indenture.

          "NOTEHOLDER":  means any holder of a Note.

          "PASS THROUGH RATE": For each Interest Accrual Period, a per annum rate equal to the sum of 0.20% plus LIBOR for such Interest Accrual Period, calculated on the basis of the actual number of days in such Interest Accrual Period divided by 360.

          "PAYMENT DEFAULT": A default by the Term Assets Issuer in the payment of any amount due (and the continuation thereof for any applicable grace period on the Term Assets).

          "PERMITTED  INVESTMENTS":   shall  have  the meaning given to the
defined term "Eligible Investments" in the Indenture.

          "PLACE  OF  DISTRIBUTION":   New  York, New York  or  Wilmington,
Delaware.

          "PREPAYMENT CALCULATION TABLE": means the table set forth in Schedule B attached hereto and made a part hereof.

          "PREPAYMENT  DETERMINATION  DATE":   means,  for any Distribution
Date occurring after the Distribution Date in January, 2000, the first Business Day of the month in which such Distribution Date occurs.

          "PRO RATA SHARE": means with respect to each Certificate, the percentage obtained by dividing the outstanding Certificate Principal Balance of such certificate by the aggregate outstanding Certificate Principal Balance of all of the Certificates.

          "PSA INDEX RATE":  means, with respect to any Distribution Date:

          (i) the rate that appears as of 3:00 p.m. (New York City time) on the related Prepayment Determination Date (as defined below) on the Reference Bloomberg Page (as defined below) under the column heading "1 MO" opposite the row "PSA";

          (ii) if such rate does not appear on the Reference Bloomberg Page as of 3:00 p.m. (New York City time) on such Prepayment Determination Date, the Swap Counterparty will request FHMLC to provide a quotation of the monthly prepayment speed (calculated according to the PSA Standard Prepayment Model (as defined herein)) for the Reference Securities for the applicable month. If FHMLC provides such quotation, the PSA Index Rate will be the quotation provided by FHMLC;

          (iii) if the Swap Counterparty determines that FHMLC has not provided such quotation by 5:00 p.m. on the second Business Day following such Prepayment Determination Date, the Swap Counterparty will request five major securities dealers selected by the Swap Counterparty to provide a quotation of the monthly prepayment speed (calculated according to the PSA Standard Prepayment Model) for the Reference Securities for the applicable month. If at least two such quotations are so provided, then the PSA Index Rate will be the arithmetic mean (rounded to the nearest whole integer) determined by the Swap Counterparty of the quotations so obtained (and, if five such quotations are provided, eliminating the highest quotation (or, in the event of equality, one of the highest) and lowest quotation (or, in the event of equality, one of the lowest)). If only one quotation is so provided, the PSA Index Rate will be the quotation so provided; and

          (iv) if  no  such  quotation is provided as requested  in  clause
(iii) above, then the PSA Index Rate will be the PSA Index Rate determined with respect to the Payment Date preceding the applicable Payment Date (or, in the case of the first Payment Date, the monthly prepayment speed (calculated according to the PSA Standard Prepayment Model) for the Reference Securities obtained from the sources specified in clauses (i)-
(iii) above, in that order, with respect to the most recent month for which such information is available.

          "PSA STANDARD PREPAYMENT MODEL": The methodology set forth under "Mortgage Prepayment Models -- The PSA Standard Prepayment Model" in the

"Uniform  Practices  for  the Clearance and Settlement  of  Mortgage-Backed
Securities  and  Other  Related   Securities   of   the  Public  Securities
Association."

          "RATING AGENCIES": Moody's Investors Service, Inc. ("Moody's") and S&P and any successor thereto. References to "the Rating Agency" in the Agreement shall be deemed to be such credit rating agency.

          "RECORD DATE": With respect to any Distribution Date, the day immediately preceding such Distribution Date, unless Definitive Certificates are issued, in which case on the last Business Day of the month prior to the month in which such Distribution Date occurs.

          "REDEMPTION PRICE": With respect to (i) the Notes, has the meaning set forth in the Indenture and (ii) with respect to the Certificates, the Certificate Principal Balance plus accrued interest thereon.

          "REFERENCE BLOOMBERG PAGE" means the display designated as page "A013" and titled "Reference Collateral 30-year Gold 8.00, Issued in 1995" (or such other page selected by the Swap Counterparty as may replace page "A013" for the purpose of displaying the monthly prepayment speed (calculated based on the PSA Standard Prepayment Model) for the Reference Securities) on the Bloomberg Financial Markets Service (or such other service selected by the Swap Counterparty as may replace such service).

          "REFERENCE SECURITIES" means the aggregate outstanding 30-year Federal Home Loan Mortgage Corporate Gold 8.0% mortgage participation certificates issued in calendar year 1995.

          "REQUIRED PERCENTAGE--DIRECTION  OF  TRUSTEE":   For  purposes of
this Series Supplement, 66-2/3% of the aggregate Voting Rights of the Certificates.

          "REQUIRED PERCENTAGE--REMEDIES":   For  purposes  of  this Series
Supplement, 66-2/3% of the aggregate Voting Rights of the Certificates.

          "REQUIRED  RATING":   With  respect  to the Certificates, Aa1  by
Moody's Investor Services, Inc.

          "SCHEDULED FINAL DISTRIBUTION DATE":   November  15, 2003 (or, if
such day is not a Business Day, then on the next succeeding Business Day).

          "SPECIFIED CURRENCY":  United States Dollars.

          "S&P" has the meaning specified in the Indenture.

          "SWAP AGREEMENT": The ISDA Master Agreement, together with the related schedule and confirmations, entered into by the Trust with the Swap Counterparty on the Closing Date.

          "SWAP  COUNTERPARTY":   Westdeutsche Landesbank Girozentrale, New
York Branch.

          "TERM ASSETS": The $363,900,000 aggregate principal amount of Class A Floating Rate Asset-Backed Certificates, Series 1996-4 issued by the Term Assets Issuer, deposited in the Trust by the Depositor and identified on the Deposited Asset Schedule.

          "TERM ASSETS DEFAULT DISTRIBUTION DATE": The date on which the Trustee makes a distribution in kind of the Term Assets following a Payment Default or an Acceleration.

          "TERM  ASSETS  INDENTURE":   The  indenture  under which the Term
Assets were issued.

          "TERM ASSETS ISSUER":  Chase Credit Card Master Trust.

          "TERM ASSETS PAYMENT DATE": The fifteenth day of each month; PROVIDED, HOWEVER, that if any Term Assets Payment Date would otherwise fall on a day that is not a Business Day, such Term Assets Payment Date will be the following Business Day.

          "TERM ASSETS PROSPECTUS": The prospectus of the Term Assets Issuer, dated November 6, 1996, as supplemented by a supplement thereto, dated November 6, 1996, with respect to the Term Assets.

          "TERM  ASSETS  TRUSTEE":   The  trustee  under  the  Term  Assets
Indenture.

          "TRUST":  TIERS Asset-Backed Securities, Series CHAMT Trust 1997-
7.

          "TRUST TERMINATION EVENT": The meaning specified in Section 13 hereof.

          SECTION 2. CREATION AND DECLARATION OF SERIES OF TRUST; GRANT OF TERM ASSETS; ACCEPTANCE BY TRUSTEE.

          (a) The Depositor, concurrently with the execution and delivery hereof and pursuant to Section 2.1 of the Agreement, has delivered or caused to be delivered to the Trustee the Term Assets in exchange for the delivery to, or at the direction of, the Depositor of all of the Certificates representing an undivided beneficial interest in all of the assets of the Trust established hereunder.

          (b) The Trustee hereby (i) acknowledges such deposit, pursuant to subsection (a) above, and receipt by it of the Term Assets, (ii) accepts the trusts created hereunder in accordance with the provisions hereof and of the Agreement but subject to the Trustee's obligation, as and when the same may arise, to make any payment or other distribution of the assets of the Trust as may be required pursuant to this Series Supplement, the Agreement and the Certificates, and (iii) agrees to perform the duties herein or therein required and any failure to receive reimbursement of expenses and disbursements under Section 15 hereof shall not release the Trustee from its duties herein or therein.

          (c) The Depositor has executed and delivered to the Trustee, in accordance with Section 5.13 of the Agreement, and the Trustee acknowledges receipt of, the following:

          (i) a Board Resolution of the Depositor with respect to the Certificates established hereunder;

          (ii) Officers' Certificates regarding absence of default and acquisition of Required Rating from Moody's.

          SECTION 3. DESIGNATION. Pursuant to Section 3806(b)(2) of the Delaware Business Trust Act, there is hereby created a Series of trust certificates to be issued pursuant to the Agreement and this Series Supplement to be known as the "TIERS<service-mark> Asset-Backed Securities, Series CHAMT Trust 1997-7 Floating Rate Certificates, Class B."

          SECTION 4. DATE OF THE CERTIFICATES. The Certificates that are authenticated and delivered by the Trustee to or upon Depositor Order on the Closing Date shall be dated the Closing Date. All other Certificates that are authenticated after the Closing Date for any other purpose under the Agreement shall be dated the date of their authentication. The Certificates shall all be originally issued on the Closing Date.

          SECTION 5. CERTIFICATE PRINCIPAL BALANCE AND DENOMINATIONS. The maximum Aggregate Certificate Principal Balance of the Certificates that may be authenticated and delivered under the Agreement and this Series Supplement is $10,920,000. In each case such maximum amounts shall be calculated without regard to Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 5.3, 5.4 or 5.5 of the Agreement. The Certificates are issuable in minimum denominations of $1,000 and in integral multiples thereof.

          SECTION 6. CURRENCY OF THE CERTIFICATES.   All  distributions  on
the Certificates will be made in the Specified Currency.

          SECTION 7. FORM OF SECURITIES. The Certificates will be delivered in registered form and will be represented by one or more Global Securities issued in accordance with Section 5.9 of the Agreement and initially registered in the name of Cede & Co., as nominee of The Depository Trust Company. Certificates shall be in the form attached hereto as Exhibit A.

          SECTION 8. ASSIGNMENT OF RIGHTS IN THE DEPOSITED ASSETS. The Trust has assigned and pledged to the Indenture Trustee, and granted a lien upon and security interest in, all of its right title and interest in and to the Deposited Assets to secure the obligation of the Trust to the Indenture Trustee on behalf of the Swap Counterparty under the Swap Agreement and the Noteholders under the Indenture and the Notes. All amounts payable in respect of the Deposited Assets shall be paid to and held, invested and distributed by the Indenture Trustee in accordance with the Indenture.

          SECTION 9. DISTRIBUTION    DATES;   COMPUTATIONS   OF   INTEREST;
PREPAYMENTS .

          (a) PAYMENTS OF INTEREST. Each Certificate shall accrue interest on the Certificate Principal Balance thereof at the Pass Through Rate as set forth in the form of Certificate set forth on Exhibit A hereto. Payments of interest on the Certificates will be made monthly on each Distribution Date. If and to the extent that the amount available to pay interest to the Certificateholders on any Distribution Date in accordance with the priority of payments set forth in Section 4 of the Indenture is insufficient to pay all interest then due at the Pass Through Rate, such amounts shall constitute Deferred Interest Amounts which shall be payable, as provided in Section 4 of the Indenture, in whole or in part, on any Distribution Date on which the Available Funds are sufficient to pay such amounts in accordance with the priority of payments set forth therein.

          (b)  MANDATORY PREPAYMENT OF CERTIFICATES.

          (i) Beginning on the Distribution Date in February 2000, and on each Distribution Date thereafter until the principal balance of the Certificates is paid in full, a portion of the Certificate Principal Balance for all Certificates, in an aggregate amount equal to the Monthly Prepayment Amount for such Distribution Date, shall be paid pro rata to the Certificateholders.

          (ii) The Swap Counterparty has agreed in the Swap Agreement that it shall, beginning in February 1999, on the first Business Day of each month determine (i) the PSA Index Rate for such month, (ii) the Monthly Amortization Rate that corresponds to such PSA Index Rate, (iii) the Note Notional Amount, (iv) the Certificate Notional Amount (v) the Monthly Prepayment Amount, and (vi) the Certificate Current Factor and to notify the Indenture Trustee of its determinations thereof.

          (iii) The Swap Counterparty's calculations of Monthly Prepayment Amounts or its determination of the PSA Index Rate, the Monthly
Amortization Rate, the Certificate Notional Amount or the Note Current Factor, each month will, absent manifest error, be final and binding.

          (c)  OPTIONAL REDEMPTION OF CERTIFICATES.

          (i) If on any Distribution Date, before giving effect to any distributions to be made on such date, the aggregate outstanding principal amount of the Term Assets would be less than 10% of the Initial Principal Amount of the Term Assets, the Swap Counterparty may, at its option, by delivering a written notice to the Indenture Trustee pursuant to the Indenture (with a copy to the Trustee and the Administrator), direct the redemption of all of the outstanding Notes and Certificates at their Redemption Price. If the Swap Counterparty so delivers a written notice of redemption to the Indenture Trustee, the Indenture Trustee shall deliver a notice of redemption to each Noteholder and Certificateholder (a "Redemption Notice"), (with a copy to the Trustee and the Administrator), in the manner provided in the Indenture; PROVIDED that the Redemption Date for such redemption shall be the first Payment Date which is at least 15 days after the date of the Indenture Trustee's delivery of such Redemption Notice.

          (ii) If a Redemption Notice is delivered by the Indenture Trustee as provided herein, the Indenture Trustee shall, by no later than the 10th day before the Redemption Date, notify the Trustee, Administrator and the Swap Counterparty and arrange for the sale by the Administrator, in accordance with the Sale Procedures (as defined in the Indenture), of all of the Eligible Investments and Term Assets then held by the Trust, for settlement on the Redemption Date. Any Sale Proceeds (as defined in the Indenture) realized from such sale shall be deposited into the Collection Account for distribution as provided in the Indenture.

          (d)  FINAL  PAYMENT  OF  PRINCIPAL.   The outstanding Certificate
Principal Balance of each Certificate not previously prepaid will become due on the Scheduled Final Payment Date for the Certificates.

          SECTION 10. CERTAIN PROVISIONS OF AGREEMENT NOT APPLICABLE. With respect to the Series of Certificates established hereunder:

          (a) there is no Administrative Agent specified in or appointed under this Series Supplement and, accordingly, no Person (including the Trustee) shall have the right or the obligation to make any advances pursuant to Section 4.3 of the Agreement; and all references to the Administrative Agent shall not apply for purposes of, and shall have no force or effect in respect of, the Certificates of this Series;

          (b) Neither (i) the provisions of Sections 2.2(b), 2.3, 3.4, 3.6, 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14, 3.18, 4.3, 4.5, 5.16, 5.17,
5.18, 6.4, 6.5, Article VII, and 9.7 of the Agreement, together with any other provision of the Agreement which imposes obligations or creates rights in favor of the Trustee or the Certificateholders as a result of or by reference to such Sections, nor (ii) any of the defined terms "Event of Default" "Retained Interest" "Administration Account" "Certificate Account" "Reserve Account" "Credit Support Instruments" shall apply for purposes of, or have any force or effect in respect of, the Certificates of this Series; and

          (c) In the event of any conflict between the terms of the Agreement and the terms of this Series Supplement, the terms of this Series Supplement shall be controlling for all purposes of the Series of Certificates established hereunder.

          SECTION 11. DISTRIBUTIONS. (a) On each Distribution Date, the Administrator shall distribute, or cause the Indenture Trustee to distribute, funds to the Holders of the Certificates, to the extent of Available Funds, in the manner set forth in Section 4 of the Indenture:

          (i) In the event that on any Distribution Date the amounts in the Collection Account are insufficient to pay all amounts then due the Certificateholders, each Certificateholder will be entitled to receive its Pro Rata Share of the amount available for distribution to all Certificateholders as provided herein.

          (ii) Distributions of principal and interest on the Certificates is subordinated in priority of payment to the payment of amounts owed by the Trust to the Swap Counterparty under the Swap Agreement and to the payment of principal and interest on the Notes.

          (b) Distributions to the Certificateholders on each Distribution Date will be made to the Certificateholders of record on the related Record Date of the Certificates.

          (c)  Notwithstanding  any  provision  of  the  Agreement  to  the contrary, to the extent funds are available, the Administrator will instruct the Indenture Trustee to initiate payment in immediately available funds on each Distribution Date of all amounts (whether in the form of principal, interest or prepayment) payable to each Certificateholder with respect to any Certificate held by such Certificateholder or its nominee (without the necessity for any presentation or surrender thereof or any notation of such payment thereon) in the manner and at the address as each Certificateholder may from time to time direct the Trustee or the Administrator in writing 15 days prior to such Distribution Date requesting that such payment will be so made and designating the bank account to which such payments shall be so made. The Administrator, on behalf of the Trustee, shall be entitled to rely on the last instruction delivered by the Certificateholder pursuant to this Section 11(c) unless a new instruction is delivered 15 days prior to a Distribution Date.

          (d) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Series Supplement. The Trustee shall in no way be responsible or liable to the Certificateholders nor shall any Certificateholder in any way be responsible or liable to any other Certificateholder in respect of amounts previously distributed on the Certificates based on their respective Certificate Principal Balances.

          (e) Upon the occurrence of an Acceleration Event, the Indenture Trustee shall take the action specified in Section 7b of the Indenture. If there is such an Acceleration Event the Certificateholders shall be entitled, to the extent of Available Funds and subject to the subordination provisions hereof and in the Series Trust Indenture, to distributions in respect of accrued and unpaid interest on and the aggregate outstanding Certificate Principal Balance of the Certificates as set forth in Section 7c of the Indenture.

          SECTION 12. ADMINISTRATION AGREEMENTS. The Trustee has executed and delivered the Administration Agreements pursuant to which certain of the Trustee's and Issuer's duties and obligations hereunder and under the Indenture have been delegated to the Administrators, thereby relieving, to the extent provided therein, and to the extent permitted by law, the Trustee from liability for such duties and obligations hereunder and thereunder. Each Administrator shall be entitled to the same rights, privileges, immunities and limitations on liability available to the parties on whose behalf it is acting.

          SECTION 13. TERMINATION OF SERIES OF THE TRUST.

          (a)  The  Trust,   together   with  the  Series  of  Certificates
established  hereunder,  shall  terminate  upon  (i)  the  Scheduled  Final

Distribution Date or (ii) upon the final distribution to Certificateholders pursuant to Section 7c of the Indenture following an Acceleration Event (the first to occur of the foregoing, a "Trust Termination Event").

          (b) Promptly after the Trustee or the Administrator has received a notice of an Indenture Default, the Trustee, or the Administrator on its behalf, shall provide notice to the Certificateholders of the expected occurrence of a Trust Termination Event and the termination of the Series of the Trust.

          (c) Except for any reports and other information required to be provided to Certificateholders hereunder and under the Agreement and except as otherwise specified herein and therein, the obligations of the Trustee to the Certificateholders of the Certificates issued under this Series will terminate upon the distribution to Certificateholders of all amounts or property required to be distributed to them and the disposition of all Term Assets held by the Trustee. The Series of the Trust shall thereupon terminate.

          SECTION 14. LIMITATION OF POWERS AND DUTIES. (a) The Trustee shall administer, or, in accordance with and subject to any limitations set forth in the applicable Administration Agreement, instruct the Administrators to administer, the Trust and the Term Assets solely as specified herein and in the Administration Agreements.

          (b) The Series of the Trust is constituted solely for the purpose of acquiring and holding the Term Assets. The Trustee is not authorized to acquire any other investments or engage in any activities not authorized herein and, in particular, the Trustee is not authorized to do anything that the Depositor advises the Trustee would materially increase the likelihood that the Trust will be treated as an association taxable as a corporation for United States federal income tax purposes.

          (c) The parties acknowledge that the Trustee, as the holder of the Term Assets, has the right to vote and give consents and waivers in respect of the Term Assets and enforce the other rights, if any, of a holder of the Term Assets, except as otherwise limited by the Agreement or this Series Supplement. In the event that the Trustee receives a request from the Term Assets Trustee, the Term Assets Issuer or, if applicable, the Depositary with respect to the Term Assets, for the Trustee's consent to any amendment, modification or waiver of the Term Assets, the Term Assets Indenture or any other document thereunder, or relating thereto, or receives any other solicitation for any action with respect to the Term Assets, the Trustee shall within two Business Days mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of the date of such request. The Trustee shall request instructions from the Certificateholders as to what action to take in response to such request and shall be protected in taking no action if no direction is received. Except as otherwise provided herein, the Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the Certificate Principal Balances of the Certificates) as the Certificates of the Trust were actually voted or not voted by the Holders thereof as of the date determined by the Trustee prior to the date such vote or consent is required; PROVIDED, HOWEVER, that, notwithstanding anything to the contrary in the Agreement or this Series Supplement, the Trustee shall at no time vote in favor of or consent to any matter (i) which would alter the timing or amount of any payment on the Term Assets (including, without limitation, any demand to accelerate the Term Assets) or (ii) which would result in the exchange or substitution of any Term Asset pursuant to a plan for the refunding or refinancing of such Term Asset, except in each case with the unanimous consent of the

Certificateholders and subject to the requirement that such vote would not materially increase the likelihood that the Trust will be treated as an association taxable as a corporation for United States federal income tax purposes, such determination to be based solely on an Opinion of Counsel. The Trustee shall have no liability for any failure to act or to refrain from acting resulting from the Certificateholders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders. The Trustee shall incur no liability for actions taken in accordance with instructions from the Certificateholders.

          (d) Notwithstanding any provision of the Agreement to the contrary, for purposes of any security or indemnity against the costs, expenses and liabilities the Trustee may incur by reason of any action undertaken at the direction of the Certificateholders, which the Trustee may require from the Certificateholders prior to taking any such action, an unsecured indemnity agreement of a Certificateholder or any of its Affiliates, if acceptable to the Trustee, shall be deemed sufficient to satisfy such security or indemnity requirement.

          (e) Notwithstanding any provision of the Agreement to the contrary, the Administrator, on behalf of the Trustee, shall, in accordance with the terms of the Administration Agreement act as the sole Authenticating Agent, Paying Agent, and Certificate Registrar.

          SECTION 15. COMPENSATION OF TRUSTEE. The Trustee shall be entitled to receive from the Depositor or an Affiliate of the Depositor as compensation for the Trustee's services hereunder, trustee's fees pursuant to a separate agreement between the Trustee and the Depositor, and shall be reimbursed for all reasonable expenses, disbursements and advances incurred or made by the Trustee (including the reasonable compensation, disbursements and expenses of its counsel and other persons not regularly in its employ). The Depositor shall indemnify and hold harmless the Trustee (including in its individual capacity) and its successors, assigns, agents and servants against any and all loss, liability or reasonable expense (including attorney's fees) incurred by it in connection with the administration of this Trust and the performance of its duties thereunder. The Trustee shall notify the Depositor promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Depositor shall not relieve the Depositor of its obligations hereunder. The Depositor need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith. The indemnities contained in this Section 15 shall survive the resignation or termination of the Trustee or the termination of the Agreement or the Series Supplement.

          Failure by the Depositor to pay, reimburse or indemnify the Trustee shall not entitle the Trustee to any payment, reimbursement or indemnification from the Trust, nor shall such failure release the Trustee from the duties it is required to perform under the Agreement and this Series Supplement. Any unpaid, unreimbursed or unindemnified amounts shall not be borne by the Trust and shall not constitute a claim against the Trust, and the Trustee shall have no recourse against the Trust with respect thereto; PROVIDED, however, nothing herein shall waive or impair any rights the Trustee may have against the Depositor.

          SECTION 16. MODIFICATION OR AMENDMENT. In addition to and notwithstanding anything to the contrary in the Agreement or this Series Supplement, the Depositor shall not enter into any modification or amendment of the Agreement or this Series Supplement unless such modification or amendment would not, based on an Opinion of Counsel, materially increase the likelihood that the Trust would be treated as an association taxable as a corporation for United States federal income tax purposes, nor shall the Depositor enter into any such modification or amendment without either satisfaction of the Rating Agency Condition or the unanimous written consent of the Certificateholders.

          SECTION 17. ACCOUNTING; WITHHOLDINGS  REPORTING.  (a) Pursuant to
Section 3.16 of the Agreement, INDEPENDENT PUBLIC ACCOUNTANTS' ADMINISTRATION REPORT, the Trustee shall cause the accountings with respect to Distribution Dates for the Certificates to be reviewed by an Independent certified public accountant selected by the Depositor within four months following the end of an Accounting Period. "Accounting Period" shall mean each 12-month period ending on the 30th day of June. The Depositor may change the timing of Accounting Periods upon written notice to the Trustee; PROVIDED, HOWEVER, that the length of an Accounting Period may in no event exceed 12 months.

          (b) Notwithstanding any other provision of the Agreement or this Supplement to the contrary, the Trustee shall comply with all federal withholding requirements regarding income of the Trust that the Trustee reasonably believes are applicable under the Code. In this regard, although it is not expected that the Trust would be engaged in a trade or business in the United States, the Trustee shall withhold as if it were so engaged in order to protect the Trust from possible adverse consequences for failing to properly withhold. The Trustee shall withhold on the portion of its taxable income that is allocable to foreign persons that are Certificate Owners pursuant to Code Section 1446, as if such income is effectively connected to a U.S. trade or business. The consent of the Certificateholders shall not be required for such withholding. The Trustee shall be entitled to rely on advice of the Administrator or the Depositor with respect to withholding requirements.

          (c) Pursuant to Section 4.2 of the Agreement, REPORTS TO CERTIFICATEHOLDERS, the Trustee shall, or shall cause an Administrator to, take such action with respect to the statements as described therein and to forward such statements as provided therein.

          (d) An Independent certified public accountant for the Trust, in consideration for its duties as described herein and in Section 3.16 of the Agreement, INDEPENDENT PUBLIC ACCOUNTANTS' ADMINISTRATION REPORT, shall be compensated by the Depositor for reasonable expenses and disbursements incurred in connection therewith pursuant to a separate agreement with the Depositor. The Depositor retains the right to replace any Independent certified public accountant and the Independent certified public accountant retains the right to resign from its duties, in which case the Depositor shall appoint a successor thereto.

          (e) The Officer's Certificate of the Depositor to be provided to the Trustee pursuant to Section 6.1(b) of the Agreement shall be dated on and as of the Distribution Date occurring in September of each year.

          SECTION 18. INVESTMENT OF AMOUNTS RECEIVED ON DEPOSITED ASSETS. Amounts received on or with respect to the Deposited Assets shall be invested in accordance with the terms of the Indenture.

          SECTION 19. NO EVENT OF  DEFAULT.   There  shall  be no Events of
Default defined with respect to the Certificates.

          SECTION 20. NOTICES. (a) All directions, demands and notices hereunder and under the Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered or mailed by first class mail, postage prepaid or by express delivery service or by certified mail, return receipt requested or delivered in any other manner specified herein, (i) in the case of the Depositor, to Structured Products Corp., Seven World Trade Center, Room 33-130, 33rd Floor, New York, New York 10048, Attention: Secretary, or such other address as may hereafter be furnished to the Trustee in writing by the Depositor, and (ii) in the case of the Trustee, to Delaware Trust Capital Management, Inc., 900 Market Street, 2nd Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Department, facsimile number (302) 421-7387, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee.

          (b) For purposes of delivering notices to the Rating Agency under Section 10.07, NOTICE TO RATING AGENCY, of the Agreement or otherwise, such notices shall be mailed or delivered as provided in Section 10.7, NOTICE TO RATING AGENCY, to: Moody's Investors Service, Inc., Structured Derivative Products, 99 Church Street, New York, New York 10007 or such other address as the Rating Agency may designate in writing to the parties hereto.

          (c) Notwithstanding any provisions of the Agreement to the contrary, the Trustee shall deliver all notices or reports required to be delivered to or by the Trustee or the Depositor to the Certificateholders without charge to such Certificateholders.

          (d) The office or agency of the Trustee where Certificates may be surrendered for registration of transfer or exchange and presented for final distribution with respect thereto, pursuant to Section 8.11 of the Agreement, is c/o First Trust of New York, N.A., 100 Wall Street, New York, New York 10005.

          SECTION 21. ACCESS TO CERTAIN DOCUMENTATION. Access to documentation regarding the Term Assets will be afforded without charge to any Certificateholder so requesting pursuant to Section 3.17 of the Agreement, ACCESS TO CERTAIN DOCUMENTATION. Additionally, the Trustee shall provide at the request of any Certificateholder without charge to such Certificate-holder the name and address of each Certificateholder of Certificates hereunder as recorded in the Certificate Register for purposes of contacting the other Certificateholders with respect to their rights hereunder or for the purposes of effecting purchases or sales of the Certificates, subject to the transfer restrictions set forth herein.

          SECTION  22. SWAP COUNTERPARTY AS THIRD PARTY  BENEFICIARY.   The
Swap Counterparty is hereby made an express third party beneficiary of this Series Supplement (including the Agreement).

          SECTION 23. [RESERVED.]

          SECTION 24. RATIFICATION OF AGREEMENT. With respect to the Series issued hereby, the Agreement, as supplemented by this Series Supplement, is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument. To the extent there is any inconsistency between the terms of the Agreement and this Series Supplement, the terms of this Series Supplement shall govern.

          SECTION 25. COUNTERPARTS. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 26. GOVERNING LAW. This Series Supplement and each Certificate issued hereunder shall be construed in accordance with and governed by the substantive laws of the State of Delaware applicable to agreements made and to be entirely performed therein.

          SECTION 27. TRUSTEE ELECTION AND CERTAIN TAX INFORMATION. The Trustee will, or will cause the Administrator to, elect out of subchapter K of the Code pursuant to Treasury Regulation Section 1.761-2. Such election will, to the extent possible, be effective for the first taxable year of the Trust and thereafter. Each Certificate Owner is deemed to consent to such election. The Trustee also will the information necessary for Certificate Owners to integrate the Term Asset and the Swap Agreement pursuant to Treasury Regulation Section 1.1275-6 and make available such information to Certificate Owners upon request.

          SECTION   28.   COVENANT  OF  DEPOSITOR.   The  Depositor  hereby
covenants that it will be adequately capitalized at all times.

          SECTION 29. TRANSFER RESTRICTIONS; RULE 144A INFORMATION; DEEMED REPRESENTATIONS.

          (1)  TRANSFER RESTRICTIONS.

          (a) No Holder may, in any transaction or series of transactions, directly or indirectly (each of the following, a "transfer"), (i) sell, assign or otherwise in any manner dispose of all or any part of its interest in any Certificate issued to it, whether by act, deed, merger or otherwise, or (ii) mortgage, pledge or create a lien or security interest in such interest unless such transfer satisfies the conditions set forth in this Section 29(1). No purported transfer of any interest in any Certificate or any portion thereof which is not made in accordance with this Section 29(1) shall be given effect by or be binding upon the Trust or the Trustee and any such purported transfer shall be null and void AB INITIO and vest in the transferee no rights against the Trust or the Trustee.

          By its acceptance of a Certificate, each Holder will be deemed to have represented and agreed that transfer thereof is restricted and agrees that it shall transfer such Certificate only in accordance with the terms of this Agreement and such Certificate and in compliance with applicable law.

          (b) A Holder may transfer a Certificate only in accordance with the following provisions:

               (i)   No transfer of any Certificate (other than the sale by
     the Trust to Salomon  Brothers  Inc,  as  the initial purchaser of the
     Certificates) shall be made unless such transfer is made in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and pursuant to exemption, registration or qualification under applicable state securities laws. The Trustee shall be entitled to rely upon the deemed representations made by each transferee pursuant to Section 29(3) hereof, and shall have no duty to undertake any investigation or verify that any transfer satisfies the requirements of this paragraph.

               (ii)  No Certificates may be transferred to a  person who is
     (A) an "employee benefits plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), whether or not it is subject to the provisions of Title I of ERISA, or a "plan" described in Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (any such person, a "Benefit Plan"); (B) any entity whose underlying assets include "plan assets" of any Benefit Plan; or (C) any "governmental plan" (within the meaning of Section 3(32) of ERISA) that is subject to any provision of state or federal law that is, to a material extent, similar to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or who is using "plan assets" of any Benefit Plan or such governmental plan to acquire any Certificates, unless such person is able to make a deemed representation to the effect that such purchase and holding will not constitute or result in a non-exempt prohibited transaction, substantially in the form set forth in paragraph (c) below.

          (c) Each Certificate issued hereunder will contain the following legend:

               THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY REGULATORY AUTHORITY OF ANY STATE. THIS CERTIFICATE HAS BEEN OFFERED AND SOLD PRIVATELY. AS A RESULT, THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFER. THE
               HOLDER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" AND BY ITS HOLDING OF THIS CERTIFICATE, DIRECTLY OR THROUGH A NOMINEE, THE HOLDER WILL BE DEEMED:

                          (A)  TO  HAVE REPRESENTED TO THE INITIAL
               PURCHASE THAT IT IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A ("RULE 144A") PROMULGATED UNDER THE SECURITIES ACT AND IS ACQUIRING SUCH CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNTS OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE QUALIFIED INSTITUTIONAL BUYERS); AND

                          (B)  TO HAVE AGREED THAT ANY RESALE OR OTHER
               TRANSFER OF THIS CERTIFICATE WILL BE MADE ONLY TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION WHICH MEETS THE REQUIREMENTS OF RULE 144A; PROVIDED THAT THE AGREEMENT OF THE PURCHASER IS SUBJECT TO ANY REQUIREMENTS OF LAW THAT
               THE DISPOSITION  OF  THE PURCHASER'S PROPERTY SHALL AT
               ALL TIMES BE AND REMAIN WITHIN ITS CONTROL.


           NO EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) WHICH IS SUBJECT TO ERISA, NO PLAN (AS DEFINED IN
           SECTION 4975(e)1 OF THE CODE, OTHER THAN A GOVERNMENTAL OR CHURCH PLAN DESCRIBED IN SECTION 4975(g)(2) OR (3) OF THE
           CODE) WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AND NO ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY
           REASON OF ANY SUCH PLAN'S INVESTMENT IN THE ENTITY (EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) (EACH, A "PLAN"), MAY PURCHASE OR HOLD A CERTIFICATE OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASE AND THE HOLDING OF SUCH CERTIFICATE OR SUCH INTEREST THEREIN WOULD NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND SUCH PLAN IS ABLE TO MAKE A DEEMED REPRESENTATION TO THE EFFECT THAT SUCH ACQUISITION WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITION TRANSACTION.

          (2) RULE 144A INFORMATION. Upon the request of any Holder, the Trust shall promptly furnish to such Holder or to a prospective purchaser of a Certificate designated by such Holder, as the case may be, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act ("Rule 144A Information") in order to permit compliance by such Holder with Rule 144A in connection with the resale of such

Certificate by such Holder; provided, however, that the Trust shall not be required to furnish Rule 144A Information in connection with any request made on or after the date that is three years from the later of (i) the date such Certificate (or any predecessor Certificate) was acquired from the Trust or (ii) the date such Certificate (or any predecessor Certificate) was last acquired from an "affiliate" of the Trust within the meaning of Rule 144A; and provided further, that the Trust shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a U.S. Person (as defined in Regulation S under the Securities Act) if such Certificate may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto).

          The Depositor shall be responsible for providing to the Trustee the information, in substance and form, required by Rule 144A. The Trustee shall have no obligation to provide information to any Holder or prospective purchaser under this Section 29(2) other than the information furnished to it by the Depositor, and the Trustee shall have no duty to undertake any action to determine the accuracy of completeness of such information.

          (3)  DEEMED REPRESENTATIONS.

          Each purchaser of Certificates (other than the Initial Purchaser or the Depositor) will be deemed by its acceptance of a Certificate to have represented, agreed or acknowledged, as applicable, for the benefit of the Initial Purchaser and its affiliates, as follows (terms used in this paragraph that are defined in Rule 144A are used herein as defined therein);

               (i)   The  purchaser (A) is a Qualified Institutional Buyer,
          (B) is aware that the sale of Certificates to it is being made in reliance on Section 4(2) of the Securities Act or Rule 144A promulgated thereunder and (C) is acquiring the Certificates for its own account or for the account of another Qualified Institutional Buyer.

               (ii) The Certificates are being offered, and may be transferred, only in a transaction not involving any public offering in the United States within the meaning of the Securities Act. The Certificates have not been and will not be registered under the Securities Act, and the purchaser agrees for the benefit of the Initial Purchaser and its affiliates that if in the future it decides to offer, resell, pledge or otherwise transfer the Certificates, the Certificates may be offered, sold, pledged or otherwise transferred (a) only to a person whom the seller reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (b) in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

               (iii) If the purchaser is acquiring any Certificates for the account of one or more Qualified Institutional Buyers, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such party.

               (iv) No action has been or will be taken by the Initial Purchaser or the Trust which would permit a public offering of the Certificates or the possession or distribution of this document or any other offering material in any country or jurisdiction where, or in any circumstances in which, action for that purpose is required under applicable local laws and regulations.

               (v) The purchaser is an eligible swap participant under the regulations of the Commodity Futures Trading Commission set forth at 12 C.F.R. Part 35.

               (vi) The purchaser has sufficient knowledge, experience and professional advice to make its own legal, tax, accounting and financial evaluation of the merits and risks of purchasing the Certificates and in doing so is not relying upon the views or advice of, or any information with respect to the Issuer provided by, the Initial Purchaser or any affiliate.

               (vii) The purchaser has itself been, and will at all times continue to be, solely responsible for making its own independent appraisal of and investigation into the financial condition, prospects, creditworthiness, affairs, status and business of the Terms Assets Issuer.

               (viii) The Initial Purchaser and its affiliates are not making, and have not made, in connection with the sale of the Certificates any representation whatsoever as to the Term Assets Issuer or any information contained in any document filed by the Term Assets Issuer with any exchange or with any governmental entity regulating the purchase and sale of securities.

               (ix)  The purchaser has  been  afforded  an  opportunity  to request from the Initial Purchaser and to review, and it has received, all additional information considered by it to be necessary to verify the accuracy of the information contained in the Private Placement Memorandum for the Certificates or otherwise necessary to its making an informed investment decision, including without limitation information relating to the Term Assets;

               (x) The purchaser has not relied on the Initial Purchaser or any person affiliated with the Initial Purchaser in connection with its investigation of the accuracy of the information contained in the Private Placement Memorandum for the Certificates or its investment decision; and

               (xi) No person has been authorized to give any information or to make any representation concerning the Certificates other than information or representations contained in the Private Placement Memorandum for the Certificates or otherwise provided in writing by the Initial Purchaser, and, if given or made, such other information or representations should not be relied upon as having been authorized by the Initial Purchaser.

               (xii) (a) The Trust is intended to be a partnership, or in the case of one owner of Certificates, an entity disregarded as a separate entity, for federal tax purposes (b) the Trust is not intended to create a partnership for any other purposes, (c) the Trust will elect under Section 761(a) of the Code to be excluded from the operation of Subchapter K of the Code, (d) a Certificate Owner will not irrevocably authorize any person acting in a representative capacity to purchase, sell or exchange the Certificates, unless such delegation of authority is for a period of not more than one year, and (e) a Certificate Owner will not to take any action inconsistent with the foregoing.

          IN WITNESS WHEREOF, the Depositor and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              STRUCTURED PRODUCTS CORP.,
                                 as Depositor


                              By:___________________________
                                   Authorized Signatory



                              DELAWARE TRUST CAPITAL MANAGEMENT, INC., not in its individual capacity but solely as Trustee


                              By:___________________________
                                   Authorized Signatory

                                                        EXHIBIT A

                  [Form of Certificate, Class B]
           TIERS<service-mark> ASSET-BACKED SECURITIES
                     SERIES CHAMT TRUST 1997-7
                FLOATING RATE CERTIFICATES, CLASS B




NUMBER                                                $10,920,000
R-1                                           CUSIP NO. 871928AS8


                SEE REVERSE FOR CERTAIN DEFINITIONS

          THE HOLDER OF THIS CERTIFICATE SHALL HAVE NO RIGHT TO PRINCIPAL PAYMENTS IN RESPECT OF THE TERM ASSETS. THE REGISTERED HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL LOOK SOLELY TO THE TRUST PROPERTY (TO THE EXTENT OF ITS RIGHTS THEREIN) FOR DISTRIBUTIONS HEREUNDER.

          THIS CERTIFICATE REPRESENTS A FRACTIONAL UNDIVIDED INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY REGULATORY AUTHORITY OF ANY STATE. THIS CERTIFICATE HAS BEEN OFFERED AND SOLD PRIVATELY. AS A RESULT, THE
CERTIFICATE IS SUBJECT TO RESTRICTIONS ON TRANSFER. THE HOLDER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" AND BY ITS HOLDING OF THIS CERTIFICATE, DIRECTLY OR THROUGH A NOMINEE, THE HOLDER WILL BE DEEMED:

               (A)  TO   HAVE   REPRESENTED   THAT   IT   IS   A  QUALIFIED
          INSTITUTIONAL BUYER AS DEFINED IN RULE 144A ("RULE 144A") PROMULGATED UNDER THE SECURITIES ACT AND IS ACQUIRING SUCH CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNTS OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE QUALIFIED INSTITUTIONAL BUYERS); AND

               (B) TO HAVE AGREED THAT ANY RESALE OR OTHER TRANSFER OF THIS CERTIFICATE WILL BE MADE ONLY TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION WHICH MEETS THE REQUIREMENTS OF RULE 144A; PROVIDED THAT THE AGREEMENT OF THE PURCHASER IS SUBJECT TO ANY REQUIREMENTS OF LAW THAT THE DISPOSITION OF THE PURCHASER'S PROPERTY SHALL AT ALL TIMES BE AND REMAIN WITHIN IS CONTROL.

          NO EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) WHICH IS SUBJECT TO ERISA, NO PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE CODE, OTHER THAN A GOVERNMENTAL OR CHURCH PLAN DESCRIBED IN SECTION 4975(g) OR (3) OF THE CODE) WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AND NO ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY SUCH PLAN'S INVESTMENT IN THE ENTITY (EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) (EACH, A "PLAN"), MAY PURCHASE OR HOLD A CERTIFICATE OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASE AND THE HOLDING OF SUCH CERTIFICATE OR SUCH INTEREST THEREIN WOULD NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND THE PURCHASER IS ABLE TO MAKE A DEEMED REPRESENTATION THAT SUCH PURCHASE AND HOLDING WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION.

          UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL CERTIFICATES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

             TIERS<service-mark> ASSET-BACKED SECURITIES,
                     SERIES CHAMT TRUST 1997-7

                    FLOATING RATE CERTIFICATES,
                              Class B

evidencing a fractional undivided beneficial ownership interest in the Series of the Trust, as defined below, the property of which consists of $363,900,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 1996-4 (the "Term Assets") issued by Chase Credit Card Master Trust (the "Term Assets Issuer") and deposited in the Trust by the Depositor, as defined below. The Term Assets will be purchased by the Trust from Structured Products Corp. (the "Depositor") with, among other funds, the net proceeds of the sale of the Certificates to the Depositor by the Trust.

          THIS  CERTIFIES  THAT  CEDE  &  CO.  is the registered owner of a nonassessable, fully-paid, fractional undivided interest in TIERS<service-mark> Asset-Backed Securities, Series CHAMT Trust 1997-7 formed by the Depositor. Under the Trust Agreement and the related Series Supplement, there will be distributed on the fifteenth day of each month, or if such day is not a Business Day, then the next succeeding Business Day, commencing October 15, 1997 through and including the date the Certificate Principal Balance hereof has been reduced to zero (each, a "Distribution Date"), each Holder of the Certificates, to the extent of Available Funds (as defined below), an amount equal to the Pass Through Rate (as defined below) for the Interest Accrual Period (as defined below) related to such Distribution Date on the Certificate Principal Balance of its respective Certificate. The outstanding Principal Balance shall be paid on November 15, 2003 (or if such a day is not a Business Day, on the next succeeding Business Day), subject to mandatory and optional prepayment as set forth in the Series Supplement (defined below). For the purposes of this Certificate, (i) "Available Funds" shall mean, as of any Distribution Date, the aggregate amount received on or with respect to the Term Assets on or with respect to such Distribution Date (other than Early Amortization Payments, as defined in the Indenture), any amounts received from the Swap Counterparty pursuant to the Swap Agreement and all Sale Proceeds (as defined in the Indenture); (ii) "Interest Accrual Period" shall mean, with respect to any Distribution Date, the date from and including the immediately preceding Distribution Date (or, in the case of the first
Interest Accrual Period, from and including the Closing Date) to but excluding the current Distribution Date; and (iii) "Pass Through Rate" shall mean, for each Interest Accrual Period, a rate per annum equal to the sum of (x) 0.20% plus (y) LIBOR (as determined herein) for such Interest Accrual Period; such rate to be calculated on the basis of the actual number of days in such Interest Accrual Period divided by 360.

     "LIBOR":   For each Interest Accrual Period shall be a rate determined as follows:

          (i) On the second London Business Day (as defined below) before the beginning of each Interest Accrual Period (the "Interest Determination Date") the Depositor or its designee (either such, the "Calculation Agent") will determine the offered rate for one-month

     U.S. Dollar deposits as of 11:00 a.m. (London time) on the applicable Interest Determination Date. Such offered rate will be that which appears on the display designated as Telerate Page 3750 on the Dow Jones Telerate Service (or such other page or service as may replace it for the purpose of displaying London interbank offered rates of major banks for U.S. Dollar deposits).

          (ii) If for any reason the relevant page is unavailable or such offered rate does not appear, the rate for such period will be determined on the basis of the rates at which deposits in U.S. Dollar amounts are offered by four major banks in the London interbank market selected by the Calculation Agent (the "Reference Banks") at approximately 11:00 a.m. (London time) on the Interest Determination Date to prime banks in the London interbank market for a period of one month commencing on the first day of the relevant Interest Accrual Period. The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided the rate for such Interest Accrual Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Accrual Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Calculation Agent, at approximately 11:00 a.m. (New York City time) on the first day of the relevant Interest Accrual Period for loans in U.S. Dollars to leading European banks for a period of one month commencing on that date.

     As used above, "London Business Day" means a day (other than a Saturday or Sunday or a day on which banking institutions in London are authorized or obliged by law or executive order to close) on which dealings in deposits in U.S. Dollars are transacted in the London interbank market and commercial banks and foreign exchange markets settle payments in U.S. Dollars in London.

          The Trust was created pursuant to a Base Trust Agreement dated as of September 15, 1997 (the "Agreement"), between the Depositor and Delaware Trust Capital Management, Inc., a Delaware banking corporation, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the TIERS<service-mark> Asset-Backed Securities, Series CHAMT Trust 1997-7 Supplement dated as of September 15, 1997 (the "Series Supplement" and, together with the Agreement, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

          This Certificate is one of the duly authorized Certificates designated as "TIERS<service-mark> Asset-Backed Securities, Series CHAMT Trust 1997-7 Floating Rate Certificates, Class B" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust

Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust consists of the Term Assets and all payments on or collections in respect of the Term Assets accrued on or after the Closing Date, all as more fully specified in the Trust Agreement.

          Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distribution) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's fractional undivided interest in the amount required to be distributed to the Holders of the Certificates on such Distribution Date. The Record Date applicable to any Distribution Date is the day immediately preceding such Distribution Date unless the Certificates are in definitive form, in which case the Record Date shall be the last Business Day of the month prior to such Distribution Date.

          Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer or credit to the appropriate account of the Holder in immediately available funds, without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

          It is the intent of the Depositor and the Certificateholders that, for purposes of United States federal income, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income, the Trust shall be treated as a partnership, or in the case of only one Certificateholder, an entity disregarded as a separate entity, and the Trust Agreement shall be interpreted accordingly. Except as otherwise required by appropriate taxing authorities, the Depositor and the other Certificateholders by acceptance of a Certificate, agree to treat, the Certificates for such tax purposes as interests in a partnership or, in the case of only one Certificateholder, an entity disregarded as a separate entity. It is also the intent of the Depositor and the Certificateholders that the Trust will elect out of subchapter K of the Code beginning with the first taxable year of the Trust.

          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed as of the date set forth below.


          STRUCTURED PRODUCTS CORP.,


          By:____________________________
               Authorized Signatory





          TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Certificates described in the Trust Agreement referred to herein.

                              DELAWARE TRUST CAPITAL MANAGEMENT, INC., not in its individual capacity but solely as Trustee


                              By:_____________________________
                                   Authorized Signatory


Dated:  September 15, 1997

                  (REVERSE OF TRUST CERTIFICATE)


          The Certificates are limited in right of distribution to certain payments and collections respecting the Trust Agreement, all as more specifically set forth herein, in the Trust Agreement and the related Series Supplement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Term Assets (to the extent of its rights therein) for distributions hereunder.

          Subject to the next paragraph and to certain exceptions provided in the Trust Agreement, the Trust Agreement permits the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing greater than 66-2/3% of the aggregate Voting Rights of each Outstanding Class of Certificates subject to certain provisions set forth in the Trust Agreement. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          The Certificates are issuable in fully registered form only in minimum original principal amounts of $1,000 and integral multiples thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same principal amount, class, original issue date and maturity, in authorized denominations as requested by the Holder surrendering the same.

          As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar duly endorsed by, or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement signed by, the Holder hereof, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The initial Certificate Registrar appointed under the Trust Agreement is Delaware Trust Capital Management, Inc.

          No service charge will be made for any registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be effected by any notice to the contrary.


                                                       SCHEDULE A
                     DEPOSITED ASSETS SCHEDULE

I.   TERM ASSETS
Term Assets Issuer:                     Chase Credit Card Master Trust

Term Assets:                            Class    A    Floating    Rate   Asset-Backed
                                        Certificates, Series 1996-4

Dated:                                  November 6, 1996

Original Principal Maturity Date:       June 15, 2033

Original Par Value Amount Issued:       $1,400,000,000

CUSIP Number:                           459200AP6

Stated Interest Rate:                   LIBOR + 0.13%

Interest Payment Dates:                 15th day of each month

Mode of Payment of Term Assets:         By credit to the account
                                        of  the holder at DTC

Par Value Amount of Term Assets
Deposited Under Trust Agreement:        $363,900,000


          The Term Assets will be held by the Trust for the Owners of Certificates as book-entry credits to an account of the Trustee at DTC.

AVAILABLE INFORMATION

          The Term Assets are subject to the information requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the Commission. Such reports, proxy and information statements, together with the Term Assets Prospectus and other information filed by the Term Assets Issuer with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661, and 75 Park Place, New York, New York 10007. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http:/www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the Commission. In addition, certain material described above and other information will also be available for inspection at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York, and the Midwest Stock Exchange, 120 South LaSalle Street, Chicago, Illinois.

II.  SWAP AGREEMENT Under the Swap  Agreement,  the  Issuer will pay to the
                    Swap Counterparty amounts equal to the payments of interest received on the Term Assets (including any deferred interest), and the Swap Counterparty will pay to the Issuer on each Distribution Date amounts equal to the interest payable on the Notes and Certificates on such date. If on any Distribution Date the amount received by the Issuer on the Term Assets and paid to the Swap Counterparty is less than the scheduled interest thereon, the Swap Counterparty shall reduce its payment to the Issuer by the amount of such deficiency. Such loss shall be borne in the first instance by the Certificate holders.

                    In addition, on each Distribution Date on which a Monthly Prepayment Amount (as defined herein) is due, the Issuer will pay to the Swap Counterparty an amount equal to the proceeds received from the sale of Term Assets or Eligible Investments (as defined herein) or any combination thereof, at the direction of the Swap Counterparty, having an aggregate principal balance equal to that month's Monthly Prepayment Amount and the Swap Counterparty will pay to the Issuer an amount equal to the Monthly Prepayment Amount.

                            ASSIGNMENT


          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
TAXPAYER IDENTIFICATION OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)



___________________________________________________________________________
the within Trust Certificate, and all rights thereunder, hereby irrevocable constituting and appointing


___________________________________________Attorney to transfer said Trust
Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.



Dated:


                                _______________________________*
                                Signature Guaranteed;

                                _______________________________*


* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for STAMP, all in accordance with the Securities Exchange Act of l934, as amended.

                                                        SCHEDULE B

PREPAYMENT CALCULATION TABLE


    PSA INDEX                    PSA INDEX                    PSA INDEX
   AMORTIZATION                AMORTIZATION                  AMORTIZATION
      RATE(%)       MONTHLY        RATE(%)       MONTHLY        RATE(%)         MONTHLY
   ------------     -------    -------------     -------     ------------     ------------
      0-100          0.000         142            1.176          184               2.352
       101           0.028         143            1.204          185               2.380
       102           0.056         144            1.232          186               2.408
       103           0.084         145            1.260          187               2.436
       104           0.112         146            1.288          188               2.464
       105           0.140         147            1.316          189               2.492
       106           0.168         148            1.344          190               2.520
       107           0.196         149            1.372          191               2.548
       108           0.224         150            1.400          192               2.576
       109           0.252         151            1.428          193               2.604
       110           0.280         152            1.456          194               2.632
       111           0.308         153            1.484          195               2.660
       112           0.336         154            1.512          196               2.888
       113           0.364         155            1.540          197               2.716
       114           0.392         156            1.568          198               2.744
       115           0.420         157            1.596          199               2.772
       116           0.448         158            1.624          200               2.800
       117           0.476         159            1.652          201               2.828
       118           0.504         160            1.680          202               2.858
       119           0.532         161            1.708          203               2.884
       120           0.560         162            1.736          204               2.912
       121           0.588         163            1.764          205               2.940
       122           0.616         164            1.792          206               2.968
       123           0.644         165            1.820          207               2.996
       124           0.672         166            1.848          208               3.024
       125           0.700         167            1.876          209               3.052
       126           0.728         168            1.904          210               3.080
       127           0.756         169            1.932          211               3.108
       128           0.784         170            1.960          212               3.136
       129           0.812         171            1.988          213               3.164
       130           0.840         172            2.016          214               3.192
       131           0.868         173            2.044          215               3.220
       132           0.896         174            2.072          216               3.248
       133           0.924         175            2.100          217               3.276
       134           0.952         176            2.128          218               3.304
       135           0.980         177            2.156          219               3.332
       136           1.008         178            2.184          220               3.360
       137           1.036         179            2.212          221               3.388
       138           1.064         180            2.240          222               3.416
       139           1.092         181            2.268          223               3.444
       140           1.120         182            2.296          224               3.472
       141           1.148         183            2.324        225-325             3.500



    PSA INDEX                    PSA INDEX                    PSA INDEX
   AMORTIZATION                AMORTIZATION                  AMORTIZATION
      RATE(%)       MONTHLY        RATE(%)       MONTHLY        RATE(%)         MONTHLY
   ------------     -------    -------------     -------     ------------     ------------
       326           3.570         374           6.930           422               10.525
       327           3.640         375           7.000           423               10.600
       328           3.710         376           7.075           424               10.675
       329           3.780         377           7.150           425               10.750
       330           3.850         378           7.225           426               10.825
       331           3.920         379           7.300           427               10.900
       332           3.990         380           7.375           428               10.975
       333           4.060         381           7.450           429               11.050
       334           4.130         382           7.525           430               11.125
       335           4.200         383           7.600           431               11.200
       336           4.270         384           7.765           432               11.275
       337           4.340         385           7.750           433               11.350
       338           4.410         386           7.825           434               11.425
       339           4.480         387           7.900           435               11.500
       340           4.550         388           7.975           436               11.575
       341           4.620         389           8.050           437               11.650
       342           4.690         390           8.125           438               11.725
       343           4.760         391           8.200           439               11.800
       344           4.830         392           8.275           440               11.875
       345           4.900         393           8.350           441               11.950
       346           4.970         394           8.425           442               12.025
       347           5.040         395           8.500           443               12.100
       348           5.110         396           8.575           444               12.175
       349           5.180         397           8.650           445               12.250
       350           5.250         398           8.725           446               12.325
       351           5.320         399           8.800           447               12.400
       352           5.390         400           8.875           448               12.475
       353           5.460         401           8.950           449               12.550
       354           5.530         402           9.025           450               12.625
       355           5.600         403           9.100           451               12.700
       356           5.670         404           9.175           452               12.775
       357           5.740         405           9.250           453               12.850
       358           5.810         406           9.325           454               12.925
       359           5.880         407           9.400           455               13.000
       360           5.950         408           9.475           456               13.075
       361           6.020         409           9.550           457               13.150
       362           6.090         410           9.625           458               13.225
       363           6.160         411           9.700           459               13.300
       364           6.230         412           9.775           460               13.375
       365           6.300         413           9.860           461               13.450
       366           6.370         414           9.925           462               13.525
       367           6.440         415           10.000          463               13.800
       368           6.510         416           10.075          464               13.675
       369           6.580         417           10.150          465               13.750
       370           6.650         418           10.225          466               13.825
       371           6.720         419           10.300          467               13.900
       372           6.790         420           10.375          468               13.975
       373           6.860         421           10.450          469               14.050

    PSA INDEX                    PSA INDEX                    PSA INDEX
   AMORTIZATION                AMORTIZATION                  AMORTIZATION
      RATE(%)       MONTHLY        RATE(%)       MONTHLY        RATE(%)         MONTHLY
   ------------     -------    -------------     -------     ------------     ------------
       470           14.125        518           17.940          558               21.140
       471           14.200        519           18.020          559               21.220
       472           14.275        520           18.100          560               21.300
       473           14.350        521           18.180          561               21.380
       474           14.425        522           18.260          562               21.460
       475           14.500        523           18.340          563               21.540
       476           14.580        524           18.420          564               21.620
       477           14.660        525           18.500          565               21.700
       478           14.740        526           18.580          566               21.780
       479           14.820        527           18.660
       480           14.900        528           18.740
       481           14.980        529           18.820
       482           15.060        530           18.900
       483           15.140        531           18.980
       484           15.220        532           19.060
       485           15.300        533           19.140
       486           15.380        534           19.220
       487           15.460        535           19.300
       488           15.540        536           19.380
       489           15.620        537           19.460
       490           15.700        538           19.540
       491           15.780        539           19.620
       492           15.860        540           19.700
       493           15.940        541           19.780
       494           16.020        542           19.860
       495           16.100        543           19.940
       496           16.180        544           20.020
       497           16.260        545           20.100
       498           16.340        546           20.180
       499           16.420        547           20.260
       500           16.500        548           20.340
       501           16.580        549           20.420
       502           16.660        550           20.500
       503           16.740        551           20.580
       504           16.820        552           20.660
       505           16.900        553           20.740
       506           16.980        554           20.820
       507           17.060        555           20.900
       508           17.140        556           20.980
       509           17.220        557           20.060
       510           17.300
       511           17.380
       512           17.460
       513           17.54
       514           17.62
       515           17.70
       516           17.78
       517           17.88


    PSA INDEX                    PSA INDEX                    PSA INDEX
   AMORTIZATION                AMORTIZATION                  AMORTIZATION
      RATE(%)       MONTHLY        RATE(%)       MONTHLY        RATE(%)         MONTHLY
   ------------     -------    -------------     -------     ------------     ------------
       567           21.860
       568           21.940
       569           21.020
       570           22.100
       571           22.180
       572           22.260
       573           22.340
       574           22.420
       575           22.500






                                   B-4